Exhibit 99.3
 200 ELM STREET  STAMFORD, CT 06902  INSTRUCTIONS FOR VOTING BY INTERNET, TELEPHONE OR MAIL  Webster Financial Corporation encourages you to take advantage of convenient voting methods. Please take this opportunity to use one of the three voting methods below. Voting is easier than ever. Proxies submitted by Internet or telephone must be received no later than 11:59 p.m., Eastern Time, on May 25, 2026 for shares held directly and by 11:59 P.M. Eastern Time, on May 20, 2026 for shares held in a Plan (as defined below).  VOTE BY INTERNET - www.proxyvote.com  Use the Internet to transmit your voting instructions and for electronic delivery of information no later than 11:59 p.m., Eastern Time, on May 25, 2026 for shares held directly and by 11:59 P.M. Eastern Time, on May 20, 2026 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions.  You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY TELEPHONE — 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions no later than 11:59 p.m., Eastern Time, on May 25, 2026 for shares held directly and by 11:59 P.M. Eastern Time, on May 20, 2026 for shares held in a Plan. Have your proxy card in hand when you call and follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  VOTE DURING THE MEETING – go to www.proxyvote.com.  ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS  If you would like to reduce the costs incurred by Webster Financial Corporation in mailing proxy material, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for  electronic delivery, please follow the instructions above for voting by Internet and, when prompted, indicate that you agree to receive or access future stockholder  communications electronically.  PLEASE RETAIN A COPY OF THE 16-DIGIT CONTROL NUMBER FROM YOUR PROXY CARD, AS YOU WILL NEED IT TO PARTICIPATE IN THE VIRTUAL-ONLY MEETING.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-  PAID ENVELOPE, UNLESS YOU ARE VOTING BY INTERNET OR TELEPHONE  WEBSTER FINANCIAL CORPORATION  The Board of Directors recommends a vote FOR the following proposals:  1. To approve and adopt the Transaction Agreement, dated as of February 3, 2026 (as it may be amended from time, the “Transaction Agreement”), by and among Webster Financial Corporation (“Webster”), Webster Virginia Corporation and Banco Santander, S.A. (“Banco Santander”), pursuant to which Banco Santander will acquire Webster (the “transaction proposal”).  For Against Abstain  □ □ □  2. To approve, on an advisory (non-binding) basis, the compensation payments that will or may be paid to Webster’s named executive officers in connection with the transactions contemplated by the Transaction Agreement (the “compensation proposal”).  For Against Abstain  □ □ □  3. To approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the transaction proposal or to ensure that any supplement or amendment to the accompanying proxy statement/prospectus is timely provided (the “adjournment proposal”).  For Against Abstain  □ □ □  THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.  Please sign exactly as your name appears above. Joint owners should each sign. Where applicable, indicate your official position or representation capacity.  Signature [PLEASE SIGN WITHIN BOX] Date  Signature (Joint Owners) Date

 REVOCABLE PROXY  Special Meeting of Stockholders May 26, 2026  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  The undersigned stockholder of Webster Financial Corporation (the “Corporation”) hereby appoints John R. Ciulla and Kristy Berner, or any of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the virtual special meeting of stockholders (the “Special Meeting”) to be held at 9 a.m., Eastern Time, on May 26, 2026, in a virtual-only format via the Internet, and at any adjournment or postponement of the Special Meeting, for the purposes set forth below. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.  This proxy will be voted as directed by the undersigned stockholder. Unless contrary direction is given, this proxy will be voted “FOR” the transaction proposal, “FOR” the compensation proposal and “FOR” the adjournment proposal. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering either a written notice of revocation of the proxy or a duly executed proxy bearing a later date to the Assistant Secretary of the Corporation, by re-voting by Internet or telephone before 11:59 p.m., Eastern Time, on May 25, 2026, or by attending the Special Meeting virtually and voting during the Special Meeting. The undersigned stockholder hereby acknowledges receipt of the Notice of Virtual Special Meeting of Stockholders and accompanying proxy statement/prospectus.  Additional Instructions for Plan Participants:  Where applicable, the undersigned hereby directs the Trustee of the Webster Bank Retirement Savings Plan and the Webster Bank Pension Plan (collectively, the “Plans”, and each, individually, a “Plan”) to vote all shares of common stock of Webster credited to the undersigned’s account, for which the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments thereof as set forth on the reverse side hereof.  Your vote and the votes of other participants will be tallied by Broadridge and the results provided to the Trustee who will: (1) vote the shares held in the Plans for which the Trustee has received timely instructions on each proposal specified on this proxy card based on the timely voting instructions it has received from participants and  (2) vote all shares for which the Trustee has not received timely instructions (including unallocated shares) on each proposal specified on this proxy card in the same proportion as shares for which it has received timely voting instructions.  Voting instructions for shares allocated to the Plans must be received by 11:59 p.m. Eastern Time on May 20, 2026. Your voting instruction is confidential. All proxy cards should be forwarded to Broadridge and should not be mailed to Webster. If Broadridge receives more than one proxy card from you, the card bearing the latest date will be considered to have cancelled all cards bearing an earlier date.  Please sign and return the proxy card promptly in the enclosed envelope.  (Continued and to be signed and dated on the reverse side)